===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 11, 1999




                        VERTEX COMMUNICATIONS CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           TEXAS                       0-15277                  75-1982974
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)


                2600 NORTH LONGVIEW STREET, KILGORE, TEXAS 75662
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (903) 984-0555



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

                        VERTEX COMMUNICATIONS CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


===============================================================================



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            On November 12, 1999, Vertex Communications Corporation, a Texas corporation (the "Company") and Tripoint Global Communications, Inc. ("Tripoint"), announced that they have entered into a definitive Agreement and Plan of Merger dated as of November 11, 1999 (the "Merger Agreement") providing for the acquisition of the Company by Tripoint. The Merger Agreement contemplates that a wholly-owned subsidiary of Tripoint ("Sub") will commence a tender offer for all outstanding shares of Common Stock of the Company for $22.00 per share. Tripoint expects to commence the tender offer on November 18, 1999, and the offer will remain open for a minimum of 20 business days. Following the consummation of the tender offer, Sub will be merged into the Company and any shares not purchased in the tender offer (other than those held by dissenting shareholders or by the Company, Tripoint, or any subsidiary of the Company or Tripoint) will be converted into the right to receive $22.00 per share. Consummation of the tender offer and the merger is subject to a number of conditions, as provided in the Merger Agreement. A copy of the press release announcing the acquisition is incorporated herein by reference and attached hereto as Exhibit 99.1.

            On November 16, 1999, the Company also announced its financial results for the fiscal year ended September 30, 1999. Additional information regarding the Company's fiscal 1999 financial results is included in the Company's press release dated November 16, 1999, which is incorporated herein by reference and attached hereto as Exhibit 99.2.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

             (c)    Exhibits

             ITEM      EXHIBIT
             ----      -------

             99.1      Press Release, dated November 12, 1999.

             99.2      Press Release, dated November 16, 1999.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

            Not applicable.

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              VERTEX COMMUNICATIONS CORPORATION



Date: November 16, 1999       By:/s/ James D. Carter
                                 ----------------------------------------------
                                 James D. Carter
                                 Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS



    ITEM
   NUMBER                    EXHIBIT
  --------                   -------

    99.1       Press Release, dated November 12, 1999

    99.2       Press Release, dated November 16, 1999